Exhibit 99.1

CoBiz Financial Announces Third  Quarter 2017 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.8 billion in assets, reported financial results for the third quarter of 2017.

Financial Highlights –Third quarter 2017

•Net income of $11.2 million for the third quarter of 2017, compared to $10.3 million for the third quarter of 2016.

•Diluted earnings per share of $0.27 for the third quarter of 2017, compared to $0.25 for the third quarter of 2016.

•Loans increased $294.6 million, or 10.4%, from September 30, 2016 and $60.7 million from June 30, 2017.

•Deposits increased $240.3 million, or 8.2%, from September 30, 2016 and $104.9 million from June 30, 2017.

•Net interest margin (NIM) was 3.91% for the third quarter of 2017, compared to 3.74% for the third quarter of 2016 and 3.76% for the second quarter of 2017.

Financial Summary

	Quarter ended (unaudited)			3Q17 change vs.
(in thousands, except per share amounts)	3Q17	2Q17	3Q16	2Q17		3Q16
Net interest income before provision	$33,769	$32,005	$29,401	$1,764	5.5%	$4,368	14.9%
Provision for loan losses	1,060	673	(1,168)	387	57.5%	2,228	190.8%
Net interest income after provision	32,709	31,332	30,569	1,377	4.4%	2,140	7.0%
Total noninterest income	8,995	8,311	9,286	684	8.2%	(291)	(3.1)%
Total noninterest expense	26,392	26,655	26,043	(263)	(1.0)%	349	1.3%
Net income before income taxes	15,312	12,988	13,812	2,324	17.9%	1,500	10.9%
Provision for income taxes	4,119	3,499	3,543	620	17.7%	576	16.3%
Net income	$11,193	$9,489	$10,269	$1,704	18.0%	$924	9.0%

Diluted earnings per common share	$0.27	$0.23	$0.25	$0.04	17.4%	$0.02	8.0%

KEY RATIOS
Net interest margin	3.91%	3.76%	3.74%
Efficiency ratio - taxable equivalent *	58.61%	62.83%	64.50%
Return on average assets	1.17%	1.01%	1.18%
Return on average shareholders' equity	13.66%	12.10%	14.04%
Noninterest income as a percentage of taxable equivalent operating revenue *	19.98%	19.61%	22.91%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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Loans

	Quarter ended (unaudited)			3Q17 change vs.
(in thousands)	3Q17	2Q17	3Q16	2Q17		3Q16
LOANS
Commercial	$1,251,815	$1,272,304	$1,196,088	$(20,489)	(1.6)%	$55,727	4.7%
Owner-occupied real estate	474,360	481,180	473,809	(6,820)	(1.4)%	551	0.1%
Investor real estate	784,546	747,765	625,174	36,781	4.9%	159,372	25.5%
Construction & land	215,172	162,318	170,594	52,854	32.6%	44,578	26.1%
Consumer	287,300	287,790	263,871	(490)	(0.2)%	23,429	8.9%
Other	108,505	109,597	97,569	(1,092)	(1.0)%	10,936	11.2%
Total loans	$3,121,698	$3,060,954	$2,827,105	$60,744	2.0%	$294,593	10.4%

•Loans at September 30, 2017 increased $294.6 million, or 10.4%, from September 30, 2016 and $60.7 million from June 30, 2017.

•Loans in the Arizona and Colorado markets increased $148.5 million and $146.1 million, respectively, from September 30, 2016.  Compared to June 30, 2017, loans in the Arizona market increased  $9.2 million while loans in the Colorado market increased $51.5 million.

	Quarter ended (unaudited)
(in thousands)	3Q17	2Q17	1Q17	4Q16	3Q16
Loans - beginning balance	$3,060,954	$2,987,068	$2,934,105	$2,827,105	$2,813,703
New credit extended	148,467	190,431	151,241	273,195	154,319
Credit advanced	131,460	129,633	113,458	105,122	108,074
Paydowns & maturities	(219,172)	(245,976)	(211,630)	(270,167)	(248,760)
Gross loan charge-offs	(11)	(202)	(106)	(1,150)	(231)
Loans - ending balance	$3,121,698	$3,060,954	$2,987,068	$2,934,105	$2,827,105

Net change - loans outstanding	$60,744	$73,886	$52,963	$107,000	$13,402

•New credit extensions and advances were $279.9 million in the third quarter of 2017, compared to $262.4 million in the third quarter of 2016 and $320.1 million in the quarter ended June 30, 2017 (linked-quarter).

•Commercial line utilization was 32.6% at September 30, 2017, compared to 34.0% and 32.6%,  respectively, at September 30, 2016 and June 30, 2017.

Deposits

	Quarter ended (unaudited)			3Q17 change vs.
(in thousands)	3Q17	2Q17	3Q16	2Q17		3Q16
DEPOSITS
Money market	$925,589	$898,615	$854,928	$26,974	3.0%	$70,661	8.3%
Interest-bearing demand	721,600	696,971	681,256	24,629	3.5%	40,344	5.9%
Savings	21,210	22,748	20,403	(1,538)	(6.8)%	807	4.0%
Certificates of deposits under $100	18,445	18,748	20,151	(303)	(1.6)%	(1,706)	(8.5)%
Certificates of deposits $100 and over	76,266	79,103	87,593	(2,837)	(3.6)%	(11,327)	(12.9)%
Reciprocal CDARS	40,630	42,046	46,316	(1,416)	(3.4)%	(5,686)	(12.3)%
Total interest-bearing deposits	1,803,740	1,758,231	1,710,647	45,509	2.6%	93,093	5.4%
Noninterest-bearing demand deposits	1,373,792	1,314,408	1,226,546	59,384	4.5%	147,246	12.0%
Total deposits	$3,177,532	$3,072,639	$2,937,193	$104,893	3.4%	$240,339	8.2%

•Total deposits at September 30, 2017 increased $240.3 million, or 8.2%, from September 30, 2016 and $104.9 million from June 30, 2017.

•Noninterest-bearing demand deposits at September 30, 2017 increased  $147.2 million from September 30, 2016 and $59.4 million from June 30, 2017 and were 43.2% of total deposits at September 30, 2017.

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Credit Quality

	Quarter ended (unaudited)
(in thousands)	3Q17	2Q17	3Q16
ALLOWANCE FOR LOAN LOSSES
Beginning allowance for loan losses	$35,625	$34,211	$34,344
Provision for loan losses	1,060	673	(1,168)
Net recoveries (charge-offs)	165	741	353
Ending allowance for loan losses	$36,850	$35,625	$33,529

CREDIT QUALITY
Nonaccrual loans	$4,863	$3,830	$5,046
Loans 90 days or more past due and accruing interest	20	664	-
Total nonperforming loans	4,883	4,494	5,046
OREO and repossessed assets	5,079	5,079	5,079
Total nonperforming assets	$9,962	$9,573	$10,125

Performing renegotiated loans	$33,205	$31,482	$25,291
Classified loans	$54,355	$50,587	$58,376

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.26%	0.25%	0.29%
Nonperforming loans to total loans	0.16%	0.15%	0.18%
Nonperforming loans and OREO to total loans and OREO	0.32%	0.31%	0.36%
Allowance for loan losses to total loans	1.18%	1.16%	1.19%
Allowance for loan losses to nonperforming loans	754.66%	792.72%	664.47%

•Nonperforming assets (NPAs)  of $10.0 million at September 30, 2017 decreased $0.2 million from September 30, 2016 and increased $0.4 million from June 30, 2017

•The Company had net recoveries of $0.2 million in the third quarter of 2017.

•A provision for loan losses of $1.1 million was recorded in the third quarter of 2017.

•The resulting allowance for loan losses was 1.18% of total loans at September 30, 2017.

Shareholders’ Equity

	Quarter ended (unaudited)
(in thousands, except per share amounts)	3Q17	2Q17	3Q16
EQUITY MEASURES
Common shareholders' equity	$329,090	$319,470	$295,837

Common shares outstanding at period end	41,800	41,771	41,465

Book value per common share	$7.87	$7.65	$7.13
Tangible book value per common share *	$7.85	$7.62	$7.10

Tangible common equity to tangible assets *	8.56%	8.37%	8.53%
Tier 1 capital ratio	**	11.52%	11.52%
Total risk-based capital ratio	**	14.36%	14.47%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

•On October 18, 2017, the Board of Directors of the Company declared a quarterly cash dividend of $0.055 per common share. The dividend will be paid on November 6, 2017 to shareholders of record on October 30, 2017.

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Net Interest Income and Margin

•Net interest income on a taxable-equivalent basis (NII) was $36.0 million for the third quarter of 2017,  an increase of  $4.8 million, or 15.3%,  from the quarter ended September 30, 2016. From the quarter ended June 30, 2017, NII increased  $2.0 million, or 5.8%.

•Net interest margin (NIM) was 3.91% for the third quarter of 2017, compared to 3.74% in the prior-year quarter and 3.76% in the linked-quarter.

•The average yield on interest-earning assets was 4.20% for the third quarter of 2017, compared to 4.03% in the prior-year quarter and 4.08% in the linked-quarter.

•Items impacting NII and the NIM in the third quarter of 2017 were:

o	Quarterly average loans increased $250.0 million, or 8.9%, from the prior-year quarter and $35.4 million from the linked-quarter.
o

Quarterly average investments increased $101.9 million, or 22.0%, from the prior-year quarter and decreased $10.7 million from the linked-quarter.  The growth in investments in 2017 increased the ratio of average investments to average interest-earning assets to 15.4%  at September 30, 2017 from 13.9% at September 30, 2016.

o	Quarterly average deposits increased $245.0 million, or 8.4%, from the prior-year quarter and $141.6 million from the linked-quarter.
o	Including noninterest-bearing deposits, the Company’s deposit interest cost remained stable at 0.13% for the current and linked-quarters and 0.14% for the prior-year quarter.
o	Quarterly average noninterest-bearing demand accounts increased $147.0 million, or 11.6%, from the prior-year quarter and $94.9 million from the linked-quarter.
o

Quarterly average other short-term borrowings increased $52.2 million from the prior-year quarter and decreased $135.4 million from the linked-quarter.  The shift in funding mix into core deposits from more expensive short-term borrowings contributed to the NIM expansion in the third quarter of 2017 compared to the linked-quarter.

Noninterest Income

	Quarter ended (unaudited)			3Q17 change vs.
(in thousands)	3Q17	2Q17	3Q16	2Q17		3Q16
Noninterest income:
Deposit service charges	$1,660	$1,714	$1,553	$(54)	(3.2)%	$107	6.9%
Investment advisory income	1,550	1,500	1,416	50	3.3%	134	9.5%
Insurance income	3,338	3,427	3,120	(89)	(2.6)%	218	7.0%
Other investments	355	372	1,348	(17)	(4.6)%	(993)	(73.7)%
Derivative valuation	(35)	(80)	-	45	56.3%	(35)	nm
Other income	2,127	1,378	1,849	749	54.4%	278	15.0%
Total noninterest income	$8,995	$8,311	$9,286	$684	8.2%	$(291)	(3.1)%

•Noninterest income decreased  $0.3 million, or  3.1%, from the prior-year quarter and increased $0.7 million, or 8.2%, from the linked-quarter.    The prior-year quarter benefited from a record quarter in revenue from other investments.  The increase from the linked-quarter was primarily due to higher income on the customer swap portfolio and other loan fees.

•Noninterest income as a percentage of taxable equivalent operating revenue* was 20.0% for the third quarter of 2017, compared to 22.9% in the prior-year quarter and 19.6% in the second quarter of 2017.

* See accompanying Reconciliation of Non-GAAP Measures to GAAP nm – not meaningful

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Operating Expenses

	Quarter ended (unaudited)			3Q17 change vs.
(in thousands)	3Q17	2Q17	3Q16	2Q17		3Q16
Noninterest expense:
Salaries and employee benefits	$18,421	$18,335	$17,480	$86	0.5%	$941	5.4%
Occupancy expenses, premises and equipment	3,666	3,685	4,025	(19)	(0.5)%	(359)	(8.9)%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,149	4,453	4,486	(304)	(6.8)%	(337)	(7.5)%
Net (gain) loss on OREO, repossessed assets and other	6	32	(98)	(26)	(81.3)%	104	106.1%
Total noninterest expense	$26,392	$26,655	$26,043	$(263)	(1.0)%	$349	1.3%

•Noninterest expense increased $0.3 million, or 1.3%, from the prior-year quarter and decreased $0.3 million from the linked-quarter.

•The taxable equivalent efficiency ratio* was 58.6% for the third quarter of 2017, compared to 64.5% and 62.8%,  respectively, for the prior-year and linked-quarters.

Provision for Income Taxes

•	The Company’s effective tax rate for the third quarter of 2017 was 26.9%, compared to 25.7% in the prior-year quarter and 26.9% in the linked-quarter.

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, October  20, 2017 at 9:00 am MDT with Steve Bangert, Chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/22731 or by telephone at 877.493.9121 (conference ID # 89094627).

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. The Company believes  these non-GAAP measures are useful supplementary financial measures that enable investors to assess the performance of the Company’s operations and for comparison to the Company’s peers.  However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.8 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

September 30, 2017

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands, except per share amounts)	2017	2016	2017	2016
INCOME STATEMENT DATA
Interest income	$36,947	$32,308	$105,434	$95,003
Interest expense	3,178	2,907	9,582	8,840
NET INTEREST INCOME BEFORE PROVISION	33,769	29,401	95,852	86,163
Provision for loan losses	1,060	(1,168)	2,340	(2,450)
NET INTEREST INCOME AFTER PROVISION	32,709	30,569	93,512	88,613
Noninterest income	8,995	9,286	25,634	24,786
Noninterest expense	26,392	26,043	80,161	78,143
INCOME BEFORE INCOME TAXES	15,312	13,812	38,985	35,256
Provision for income taxes	4,119	3,543	9,689	9,090
NET INCOME	$11,193	$10,269	$29,296	$26,166

EARNINGS PER COMMON SHARE
BASIC	$0.27	$0.25	$0.70	$0.63
DILUTED	$0.27	$0.25	$0.70	$0.63

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			41,800	41,465
Book value per common share			$7.87	$7.13
Tangible book value per common share *			$7.85	$7.10
Tangible common equity to tangible assets *			8.56%	8.53%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,836,843	$3,452,498
Investments			549,748	455,082
Loans			3,121,698	2,827,105
Intangible assets			876	1,476
Deposits			3,177,532	2,937,193
Subordinated debentures			131,339	131,256
Common shareholders' equity			329,090	295,837
Interest-earning assets			3,690,179	3,309,804
Interest-bearing liabilities			2,096,890	1,896,216

BALANCE SHEET AVERAGES
Average assets			$3,734,467	$3,401,211
Average investments			559,842	485,872
Average loans			3,013,306	2,767,404
Average deposits			3,064,875	2,806,806
Average subordinated debentures			131,307	131,226
Average shareholders' equity			315,652	282,847
Average interest-earning assets			3,594,977	3,279,601
Average interest-bearing liabilities			2,045,171	1,881,492

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CoBiz Financial Inc.

September 30, 2017

(unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2017	2016	2017	2016
PROFITABILITY MEASURES
Net interest margin	3.91%	3.74%	3.81%	3.73%
Efficiency ratio - taxable equivalent *	58.61%	64.50%	62.78%	67.22%
Return on average assets	1.17%	1.18%	1.05%	1.03%
Return on average shareholders' equity	13.66%	14.04%	12.41%	12.36%
Noninterest income as a percentage of taxable equivalent operating revenue *	19.98%	22.91%	20.00%	21.30%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$4,863	$5,046
Loans 90 days or more past due and accruing interest			20	-
Total nonperforming loans			4,883	5,046
OREO & repossessed assets			5,079	5,079
Total nonperforming assets			$9,962	$10,125

Performing renegotiated loans			$33,205	$25,291
Classified loans			$54,355	$58,376

Charge-offs			$(319)	$(6,654)
Recoveries			1,536	1,947
Net recoveries (charge-offs)			$1,217	$(4,707)

Nonperforming assets to total assets			0.26%	0.29%
Nonperforming loans to total loans			0.16%	0.18%
Nonperforming loans and OREO to total loans and OREO			0.32%	0.36%
Allowance for loan losses to total loans			1.18%	1.19%
Allowance for loan losses to nonperforming loans			754.66%	664.47%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$3,888	$550	$4,438	$1,251,815	0.35%
Real estate - mortgage	-	303	303	1,258,906	0.02%
Construction & land	-	-	-	215,172	-%
Consumer	142	-	142	287,300	0.05%
Other loans	-	-	-	108,505	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$8,933	$1,029	$9,962	$3,126,777	0.32%

Total loans	$2,014,676	$1,107,022	$3,121,698
Total loans and OREO	2,019,579	1,107,198	3,126,777
Nonperforming loans to loans	0.20%	0.08%	0.16%
Nonperforming loans and OREO to total loans and OREO	0.44%	0.09%	0.32%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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CoBiz Financial Inc.

September 30, 2017

(unaudited)

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands, except per share amounts)	2017	2017	2017	2016	2016
Interest income	$36,947	$35,406	$33,081	$32,779	$32,308
Interest expense	3,178	3,401	3,003	2,891	2,907
Net interest income before provision	33,769	32,005	30,078	29,888	29,401
Provision for loan losses	1,060	673	607	349	(1,168)
Net interest income after provision	32,709	31,332	29,471	29,539	30,569
Noninterest income:
Deposit service charges	$1,660	$1,714	$1,745	$1,551	$1,553
Investment advisory income	1,550	1,500	1,531	1,418	1,416
Insurance income	3,338	3,427	3,122	3,286	3,120
Other investments	355	372	375	215	1,348
Derivative valuation	(35)	(80)	(57)	737	-
Other income	2,127	1,378	1,612	2,167	1,849
Total noninterest income	8,995	8,311	8,328	9,374	9,286
Noninterest expense:
Salaries and employee benefits	$18,421	$18,335	$19,120	$18,378	$17,480
Occupancy expenses, premises and equipment	3,666	3,685	3,605	3,934	4,025
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,149	4,453	4,584	4,659	4,486
Net (gain) loss on securities, other assets and OREO	6	32	(345)	(33)	(98)
Total noninterest expense	26,392	26,655	27,114	27,088	26,043
Net income before income taxes	15,312	12,988	10,685	11,825	13,812
Provision for income taxes	4,119	3,499	2,071	3,092	3,543
Net income	$11,193	$9,489	$8,614	$8,733	$10,269

Earnings per common share
Basic	$0.27	$0.23	$0.21	$0.21	$0.25
Diluted	$0.27	$0.23	$0.20	$0.21	$0.25

PROFITABILITY MEASURES
Net interest margin	3.91%	3.76%	3.77%	3.75%	3.74%
Efficiency ratio - taxable equivalent *	58.61%	62.83%	67.33%	65.57%	64.50%
Return on average assets	1.17%	1.01%	0.96%	0.98%	1.18%
Return on average shareholders' equity	13.66%	12.10%	11.38%	11.56%	14.04%
Noninterest income as a percentage of taxable equivalent operating revenue *	19.98%	19.61%	20.42%	22.66%	22.91%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	41,800	41,771	41,731	41,555	41,465
Diluted weighted average common shares outstanding (in thousands)	41,781	41,713	41,584	41,371	41,192
Book value per common share	$7.87	$7.65	$7.43	$7.27	$7.13
Tangible book value per common share *	$7.85	$7.62	$7.41	$7.24	$7.10

Tangible common equity to tangible assets *	8.56%	8.37%	8.28%	8.29%	8.53%
Tier 1 capital ratio	** %	11.52%	11.46%	11.59%	11.52%
Total risk-based capital ratio	** %	14.36%	14.30%	14.48%	14.47%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

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CoBiz Financial Inc.

September 30, 2017

(unaudited)

	At
	September 30,	June 30,	March 31,	December 31,	September 30,
(in thousands)	2017	2017	2017	2016	2016
PERIOD END BALANCES
Total assets	$3,836,843	$3,803,490	$3,731,342	$3,630,313	$3,452,498
Investments	549,748	568,181	572,106	510,387	455,082
Loans	3,121,698	3,060,954	2,987,068	2,934,105	2,827,105
Deposits	3,177,532	3,072,639	3,050,101	3,029,783	2,937,193
Common shareholders' equity	329,090	319,470	310,209	302,310	295,837

BALANCE SHEET AVERAGES
Average assets	$3,795,822	$3,772,484	$3,633,308	$3,538,428	$3,456,974
Average investments	564,690	575,363	539,195	475,750	462,766
Average loans	3,072,370	3,036,949	2,929,024	2,871,288	2,822,334
Average deposits	3,154,343	3,012,706	3,026,167	3,021,429	2,909,307
Average shareholders' equity	325,136	314,669	306,951	300,665	290,973
Average interest-earning assets	3,656,949	3,633,412	3,492,768	3,397,679	3,322,596
Average interest-bearing liabilities	2,027,857	2,115,642	1,991,616	1,887,410	1,869,875

LOANS
Commercial	$1,251,815	$1,272,304	$1,241,365	$1,217,732	$1,196,088
Real estate - mortgage	1,258,906	1,228,945	1,197,251	1,171,123	1,098,983
Construction & land	215,172	162,318	166,553	174,451	170,594
Consumer	287,300	287,790	271,751	267,013	263,871
Other	108,505	109,597	110,148	103,786	97,569
Total gross loans	3,121,698	3,060,954	2,987,068	2,934,105	2,827,105
Less allowance for loan losses	(36,850)	(35,625)	(34,211)	(33,293)	(33,529)
Total net loans	$3,084,848	$3,025,329	$2,952,857	$2,900,812	$2,793,576

Gross loans - Colorado	$2,014,676	$1,963,177	$1,923,932	$1,869,086	$1,868,582
Gross loans - Arizona	$1,107,022	$1,097,777	$1,063,136	$1,065,019	$958,523

DEPOSITS
Money market	$925,589	$898,615	$910,089	$861,856	$854,928
Interest-bearing demand	721,600	696,971	704,659	714,062	681,256
Savings	21,210	22,748	20,192	19,561	20,403
Certificates of deposits under $100	18,445	18,748	19,045	19,899	20,151
Certificates of deposits $100 and over	76,266	79,103	81,611	87,692	87,593
Reciprocal CDARS	40,630	42,046	41,200	44,250	46,316
Total interest-bearing deposits	1,803,740	1,758,231	1,776,796	1,747,320	1,710,647
Noninterest-bearing demand deposits	1,373,792	1,314,408	1,273,305	1,282,463	1,226,546
Total deposits	$3,177,532	$3,072,639	$3,050,101	$3,029,783	$2,937,193

ALLOWANCE FOR LOAN LOSSES
Beginning allowance for loan losses	$35,625	$34,211	$33,293	$33,529	$34,344
Provision for loan losses	1,060	673	607	349	(1,168)
Net recovery (charge-off)	165	741	311	(585)	353
Ending allowance for loan losses	$36,850	$35,625	$34,211	$33,293	$33,529

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$4,863	$3,830	$3,048	$2,638	$5,046
Loans 90 days or more past due and accruing interest	20	664	-	657	-
Total nonperforming loans	4,883	4,494	3,048	3,295	5,046
OREO and repossessed assets	5,079	5,079	5,079	5,079	5,079
Total nonperforming assets	$9,962	$9,573	$8,127	$8,374	$10,125
Performing renegotiated loans	$33,205	$31,482	$23,324	$23,612	$25,291
Classified loans	$54,355	$50,587	$54,291	$57,905	$58,376

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.26%	0.25%	0.22%	0.23%	0.29%
Nonperforming loans to total loans	0.16%	0.15%	0.10%	0.11%	0.18%
Nonperforming loans and OREO to total loans and OREO	0.32%	0.31%	0.27%	0.28%	0.36%
Allowance for loan losses to total loans	1.18%	1.16%	1.15%	1.13%	1.19%
Allowance for loan losses to nonperforming loans	754.66%	792.72%	1,122.41%	1,010.41%	664.47%

10 | Page

CoBiz Financial Inc.

September 30, 2017

(unaudited)

	For the three months ended,
	September 30, 2017			June 30, 2017			September 30, 2016
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$19,889	$69	1.36%	$21,100	$54	1.01%	$37,496	$50	0.52%
Investment securities	564,690	3,812	2.70%	575,363	3,999	2.78%	462,766	3,224	2.79%
Loans	3,072,370	35,324	4.50%	3,036,949	33,409	4.35%	2,822,334	30,877	4.28%
Total interest-earning assets	$3,656,949	$39,205	4.20%	$3,633,412	$37,462	4.08%	$3,322,596	$34,151	4.03%
Noninterest-earning assets	138,873			139,072			134,378
Total assets	$3,795,822			$3,772,484			$3,456,974

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$914,533	$613	0.27%	$888,217	$586	0.26%	$862,607	$600	0.28%
Interest-bearing demand	667,916	273	0.16%	645,243	234	0.15%	606,481	241	0.16%
Savings	21,715	3	0.05%	20,429	3	0.06%	19,621	2	0.04%
Certificates of deposit
Reciprocal	41,645	20	0.19%	42,562	18	0.17%	48,257	24	0.20%
Under $100	18,623	17	0.36%	18,939	17	0.36%	20,559	19	0.37%
$100 and over	77,783	98	0.50%	80,085	97	0.49%	86,621	110	0.51%
Total interest-bearing deposits	$1,742,215	$1,024	0.23%	$1,695,475	$955	0.23%	$1,644,146	$996	0.24%
Other borrowings
Securities sold under agreements to repurchase	65,032	10	0.06%	64,181	9	0.06%	57,400	9	0.06%
Other short-term borrowings	89,282	288	1.26%	224,679	593	1.04%	37,084	51	0.54%
Long-term debt	131,328	1,856	5.53%	131,307	1,844	5.56%	131,245	1,851	5.52%
Total interest-bearing liabilities	$2,027,857	$3,178	0.62%	$2,115,642	$3,401	0.64%	$1,869,875	$2,907	0.61%
Noninterest-bearing demand accounts	1,412,128			1,317,231			1,265,161
Total deposits and interest-bearing liabilities	3,439,985			3,432,873			3,135,036
Other noninterest-bearing liabilities	30,701			24,942			30,965
Total liabilities	3,470,686			3,457,815			3,166,001
Total shareholders' equity	325,136			314,669			290,973
Total liabilities and shareholders' equity	$3,795,822			$3,772,484			$3,456,974
Net interest income - taxable equivalent		$36,027			$34,061			$31,244
Net interest spread			3.58%			3.44%			3.42%
Net interest margin			3.91%			3.76%			3.74%
Ratio of average interest-earning assets to average interest-bearing liabilities	180.34%			171.74%			177.69%

11 | Page

CoBiz Financial Inc.

September 30, 2017

(unaudited)

	For the nine months ended September 30,
	2017			2016
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$21,829	$179	1.08%	$26,325	$102	0.51%
Investment securities	559,842	11,607	2.76%	485,872	10,178	2.79%
Loans	3,013,306	100,341	4.39%	2,767,404	90,157	4.28%
Total interest-earning assets	$3,594,977	$112,127	4.12%	$3,279,601	$100,437	4.03%
Noninterest-earning assets	139,490			121,610
Total assets	$3,734,467			$3,401,211

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$901,170	$1,791	0.27%	$837,884	$1,710	0.27%
Interest-bearing demand	654,998	752	0.15%	582,282	663	0.15%
Savings	20,375	8	0.05%	18,517	7	0.05%
Certificates of deposit
Reciprocal	42,637	59	0.19%	43,423	60	0.18%
Under $100	19,007	51	0.36%	20,919	59	0.38%
$100 and over	81,223	305	0.50%	90,533	341	0.50%
Total interest-bearing deposits	$1,719,410	$2,966	0.23%	$1,593,558	$2,840	0.24%
Other borrowings
Securities sold under agreements to repurchase	59,823	27	0.06%	46,297	21	0.06%
Other short-term borrowings	134,631	1,057	1.04%	110,411	449	0.53%
Long term-debt	131,307	5,532	5.56%	131,226	5,530	5.54%
Total interest-bearing liabilities	$2,045,171	$9,582	0.62%	$1,881,492	$8,840	0.62%
Noninterest-bearing demand accounts	1,345,465			1,213,248
Total deposits and interest-bearing liabilities	3,390,636			3,094,740
Other noninterest-bearing liabilities	28,179			23,624
Total liabilities	3,418,815			3,118,364
Total shareholders' equity	315,652			282,847
Total liabilities and shareholders' equity	$3,734,467			$3,401,211
Net interest income - taxable equivalent		$102,545			$91,597
Net interest spread			3.50%			3.41%
Net interest margin			3.81%			3.73%
Ratio of average interest-earning assets to average interest-bearing liabilities	175.78%			174.31%

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CoBiz Financial Inc.

September 30, 2017

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP financial measures enable investors to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP financial measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP financial measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible common equity, tangible assets and tangible book value per common share.  Shareholders' equity and total assets have been adjusted to exclude intangible assets.

		At
		September 30,	June 30,	March 31,	December 31,	September 30,
	(in thousands, except per share amounts)	2017	2017	2017	2016	2016
	Shareholders' equity as reported - GAAP	$329,090	$319,470	$310,209	$302,310	$295,837
	Intangible assets	(876)	(1,026)	(1,176)	(1,326)	(1,476)
A	Tangible common equity - non-GAAP	$328,214	$318,444	$309,033	$300,984	$294,361
	Total assets as reported - GAAP	$3,836,843	$3,803,490	$3,731,342	$3,630,313	$3,452,498
	Intangible assets	(876)	(1,026)	(1,176)	(1,326)	(1,476)
B	Total tangible assets - non-GAAP	$3,835,967	$3,802,464	$3,730,166	$3,628,987	$3,451,022
C	Common shares outstanding	$41,800	$41,771	$41,731	$41,555	$41,465
A / B	Tangible common equity to tangible assets - non-GAAP	8.56%	8.37%	8.28%	8.29%	8.53%
A / C	Tangible book value per common share - non-GAAP	$7.85	$7.62	$7.41	$7.24	$7.10

The following table includes non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on securities, other assets and other real estate owned (OREO), divided by taxable equivalent operating revenue, which equals the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		September 30,	June 30,	March 31,	December 31,	September 30,
	(in thousands)	2017	2017	2017	2016	2016
	Noninterest expense - GAAP, adjusted for:	$26,392	$26,655	$27,114	$27,088	$26,043
	Net (gain) loss on securities, other assets and OREO	6	32	(345)	(33)	(98)
D	Adjusted noninterest expense - non-GAAP	$26,386	$26,623	$27,459	$27,121	$26,141
	Net interest income - GAAP	$33,769	$32,005	$30,078	$29,888	$29,401
E	Noninterest income - GAAP	8,995	8,311	8,328	9,374	9,286
	Operating revenue	42,764	40,316	38,406	39,262	38,687
	Taxable equivalent adjustment	2,258	2,056	2,379	2,097	1,843
F	Operating revenue - taxable equivalent - non-GAAP	$45,022	$42,372	$40,785	$41,359	$40,530
D / F	Efficiency ratio - taxable equivalent - non-GAAP	58.61%	62.83%	67.33%	65.57%	64.50%
E / F	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	19.98%	19.61%	20.42%	22.66%	22.91%

Pre-tax, Adjusted Earnings (PTAE) is a non-GAAP measure and is calculated as net income adjusted on a taxable equivalent basis less provisions for income taxes and loan losses and further adjusted to exclude gains and losses on securities, other assets and OREO.  To calculate taxable equivalent net income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.  The Company believes that PTAE is a useful financial measure that enables investors and others to assess the Company's ability to generate capital to cover credit losses and is a reflection of earnings generated by the core business.  The following table is a reconciliation of PTAE to its most comparable GAAP measure.

	Three months ended September 30,		Change
(in thousands)	2017	2016	Amount	%
Net income - GAAP, adjusted for:	$11,193	$10,269	$924	9.0%
Taxable equivalent adjustment	2,258	1,843	415	22.5%
Provision for income taxes	4,119	3,543	576	16.3%
Provision for loan losses	1,060	(1,168)	2,228	190.8%
Net (gain) loss on securities, other assets and other real estate owned	6	(98)	104	106.1%
Pre-tax, Adjusted Earnings (PTAE) - non-GAAP	$18,636	$14,389	$4,247	29.5%

13 | Page